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                                                                    EXHIBIT 21.1

                              List of Subsidiaries
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PARENT                                                  SUBSIDIARY
------                                                  ----------

U.S. Plastic Lumber Corp.                               U.S. Plastic Lumber Ltd, a Delaware corporation

U.S. Plastic Lumber Corp.                               Clean Earth, Inc., a Delaware corporation

U.S. Plastic Lumber Corp.                               U.S. Plastic Lumber Finance Corporation, a Delaware
                                                        corporation

U.S. Plastic Lumber Ltd.                                The Eaglebrook Group, Inc., a Delaware corporation

Clean Earth, Inc.                                       Advanced Remediation of Delaware, Inc., a Delaware
                                                        corporation

Clean Earth, Inc.                                       Allied Waste Services, Inc., a Delaware corporation

Clean Earth, Inc.                                       Barbella Environmental Technologies, Inc., a New
                                                        Jersey corporation

Clean Earth, Inc.                                       Carteret Biocycle Corporation, a Delaware
                                                        corporation

Clean Earth, Inc.                                       Carteret Materials Corporation, a Delaware
                                                        corporation

Clean Earth, Inc.                                       Clean Earth of New Castle, Inc., a Delaware
                                                        corporation

Clean Earth, Inc.                                       Clean Earth of Philadelphia, Inc., a Delaware
                                                        corporation

Clean Earth, Inc.                                       Clean Earth of Maryland, Inc., a Maryland
                                                        corporation

Clean Earth, Inc.                                       Clean Rock Properties, Ltd., a Maryland corporation

Clean Earth, Inc.                                       Consolidated Technologies, Inc., a Pennsylvania
                                                        corporation

Clean Earth, Inc.                                       Integrated Technical Services, Inc. a Delaware
                                                        corporation

Clean Earth, Inc.                                       S & W Waste, Inc., a New Jersey corporation


U.S. Plastic Lumber Finance Corporation                 U.S. Plastic Lumber IP Corporation, a Delaware
                                                        corporation


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